Sit Mutual Funds
Stock Funds Prospectus

Sit Large Cap Growth Fund, Inc.
Sit Mid Cap Growth Fund, Inc.
Sit Small Cap Growth Fund
Sit Balanced Fund
Sit International Growth Fund
Sit Developing Markets Growth Fund
Sit Science and Technology Growth Fund

Supplement dated May 1, 2001 to the Stock Funds Prospectus dated
November 1, 2000

All accounts established after April 30, 2001, require a minimum investment of $5,000 per fund, and IRA accounts (regular, Roth, and SEP) require a minimum investment of $2,000 per fund.

To reflect the new account minimums, the following changes are made to the Prospectus in the Shareholder Information section:

In the paragraph on Page 32 titled, "Accounts With Low Balances" both references to "$2,000" should be changed to "$5,000."

The box on Page 35 titled, "Purchasing Shares" should be deleted and replaced with the following:

Purchasing Shares
Shares may be purchased on any day the NYSE is open with a minimum initial investment of $5,000 per fund. IRA accounts (regular, Roth and SEP) require a minimum initial investment of $2,000 per fund. Additional investments in any account must be at least $100.

The second and third paragraphs on Page 37 under the heading, "Retirement and Other Tax-Deferred Accounts" should be deleted and replaced with the following:

The Funds are available for your tax-deferred retirement plan with a $2,000 minimum investment per fund and subsequent contributions of at least $100. Such retirement plans must have a qualified plan sponsor or trustee. The Adviser sponsors prototype 401(k), profit sharing, and money purchase plans as well as IRA, Roth IRA, SEP-IRA, and certain 403(b)(7) plans. You should contact the Adviser for specific plan documentation.